UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 8, 2017
Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 8, 2016, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that commenced on January 1, 2017. One new director, Cheryl D. Alston, was elected to serve on the Bank's Board of Directors. In addition, Tim H. Carter, W. Wesley Hoskins, Joseph F. Quinlan, Jr. and Margo S. Scholin were each re-elected to serve an additional term on the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank’s Current Report on Form 8-K dated November 8, 2016 and filed with the Commission on November 14, 2016. At the time of filing such report, the committees of the Bank's Board of Directors to which Ms. Alston would be named had not been determined, nor had it been determined whether Mr. Carter, Mr. Hoskins, Mr. Quinlan and Ms. Scholin would continue to serve on the same board committees in 2017 that they had served on in 2016.

The Bank is filing this Form 8-K/A to report that on January 8, 2017 the Bank’s Board of Directors appointed Ms. Alston to serve on its Risk Management Committee and Strategic Planning, Operations and Technology Committee. In addition, the Board of Directors appointed the re-elected directors to serve on the same board committees in 2017 that they had served on in 2016. Further, 2017 committee assignments for all other directors were also finalized on January 8, 2017. All other directors will also continue to serve on the same board committees in 2017 that they had served on in 2016. In addition to serving on the same committees that he had served on in 2016, John P. Salazar was also appointed to serve on the Strategic Planning, Operations and Technology Committee in 2017. For 2017, the composition of each of the Board of Directors’ committees will be as follows:

Executive and Governance Committee

Joseph F. Quinlan, Jr. (Chairman)
Robert M. Rigby (Vice Chairman)
Patricia P. Brister
Albert C. Christman
C. Kent Conine
John P. Salazar
Margo S. Scholin
Ron G. Wiser

Affordable Housing and Economic Development Committee

C. Kent Conine (Chairman)
Dianne W. Bolen (Vice Chairman)
Michael C. Hutsell
A. Fred Miller, Jr.
Joseph F. Quinlan, Jr.
Robert M. Rigby
John P. Salazar

Audit Committee

Ron G. Wiser (Chairman)
Michael C. Hutsell (Vice Chairman)
Tim H. Carter
Mary E. Ceverha
Sally I. Nelson
Joseph F. Quinlan, Jr.
Robert M. Rigby
Margo S. Scholin

Compensation and Human Resources Committee

Patricia P. Brister (Chairman)
Mary E. Ceverha (Vice Chairman)

C. Kent Conine
A. Fred Miller, Jr.
Sally I. Nelson
Joseph F. Quinlan, Jr.
Robert M. Rigby

Government and External Affairs Committee

John P. Salazar (Chairman)
W. Wesley Hoskins (Vice Chairman)
Dianne W. Bolen
Patricia P. Brister
C. Kent Conine
James D. Goudge
Joseph F. Quinlan, Jr.
Robert M. Rigby

Risk Management Committee

Albert C. Christman (Chairman)
James D. Goudge (Vice Chairman)
Cheryl D. Alston
Mary E. Ceverha
A. Fred Miller, Jr.
Joseph F. Quinlan, Jr.
Robert M. Rigby
Ron G. Wiser

Strategic Planning, Operations and Technology Committee

Margo S. Scholin (Chairman)
Tim H. Carter (Vice Chairman)
Cheryl D. Alston
Albert C. Christman
W. Wesley Hoskins
Sally I. Nelson
Joseph F. Quinlan, Jr.
Robert M. Rigby
John P. Salazar

In 2017, Mr. Quinlan and Mr. Rigby will continue to serve as Chairman and Vice Chairman, respectively, of the Bank’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

January 12, 2017	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer